Registration Nos. 333-40637
                                                                      811-2441


                As filed with the Commission on March 23, 1998
                    --------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No.         ___     ___



      Post-Effective Amendment No.         1       X
                                          ---     ---


                                    and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
             Amendment No.                 66      X
                                          ---     ---


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D

                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
       (Address of Depositor's Principal Executive Officers) (Zip Code)
                                (713) 831-3632
              (Depositor's Telephone Number, including Area Code)

                            Steven A. Glover, Esq.
                              Assistant Secretary
                    American General Life Insurance Company
                  2727-A Allen Parkway, Houston, Texas 77019
                    (Name and Address of Agent for Service)

                        Copies of all communications to
                        Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W., Suite 825
                            Washington, D.C. 20036
                        Attention: Gary O. Cohen, Esq.

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on May 1, 1997 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on ______ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

     Units of interest in American General Life Insurance Company Separate Account D under variable annuity contracts.

                                     NOTE

This Post-Effective Amendment No. 1 is being filed solely for the purpose of including in Part B of the Registration Statement Depositor's audited consolidated financial statements for the year ended December 31, 1997, amending the information set forth under Item 24(a) of Part C, and filing as
Exhibit 10 the updated consent of Ernst & Young LLP. This Post-Effective Amendment No. 1 does not delete any document included in the Registration
Statement, or otherwise amend the disclosure contained in the Registration Statement, except as provided herein.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
           COMBINATION FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401

                 1-800-813-5065       713-831-3102 (IN TEXAS)


                      STATEMENT OF ADDITIONAL INFORMATION


                             Dated March 23, 1998


      This Statement of Additional Information ("Statement") is not a prospectus. It should be read with the Prospectus for American General Life Insurance Company, dated March 2, 1998, concerning flexible payment deferred individual annuity Select ReserveSM Contracts investing in certain Series of the American General Series Portfolio Company, Hotchkis and Wiley Variable Trust, LEVCO Series Trust, Navellier Variable Insurance Series Fund, Inc., OFFITBANK Variable Insurance Fund, Inc., Royce Capital Fund and the Wright Managed Blue Chip Series Trust. You can obtain a copy of the Prospectus for the Contracts, and any supplements thereto, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGL's Fixed Account or on a variable basis through AGL's Separate Account D ("Separate Account D"). Terms used in this Statement have the same meanings as are defined in the Prospectus under the heading "Glossary."

                               TABLE OF CONTENTS
General Information.....................................................  2
Regulation and Reserves.................................................  2
Independent Auditors....................................................  3
Principal Underwriter...................................................  3
Annuity Payments........................................................  3
   A.  Gender of Annuitant..............................................  3
   B.  Misstatement of Age or Sex and Other Errors......................  3
Change of Investment Adviser or Investment Policy.......................  4
Performance Data for the Divisions......................................  4
Effect of Tax-Deferred Accumulation.....................................  7
Financial Statements....................................................  8
Index to Financial Statements...........................................  9

                              GENERAL INFORMATION

      AGL (formerly American General Life Insurance Company of Delaware) is a successor in interest to a company previously organized as a Delaware corporation in 1917. Effective December 31, 1991, AGL redomesticated as a Texas insurer and changed its name to American General Life Insurance Company. AGL is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri") engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.

                            REGULATION AND RESERVES

      AGL is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. AGL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

      Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of AGL under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

      Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AGL would be.

      Pursuant to state insurance laws and regulations, AGL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGL were to incur claims or expenses at rates significantly higher than expected, for example, due to acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                             INDEPENDENT AUDITORS

      The consolidated financial statements of AGL included in this Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein. Such financial statements have been included in this Statement in reliance upon the report of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at One Houston Center, 1221 McKinney, Suite 2400, Houston, TX 77010-2007.

                             PRINCIPAL UNDERWRITER

      American General Securities Incorporated ("AGSI") is the principal underwriter with respect to the Contracts. AGSI also serves as principal underwriter to American General Life Insurance Company of New York Separate Account E, AGL's Separate Account A and AGL's Separate Account VL-R, which are unit investment trusts registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly owned subsidiary of AGL and a member of the National Association of Securities Dealers, Inc.

      As principal underwriter with respect to Separate Account D, AGSI received from AGL less than $1,000 of compensation for each of the last three fiscal years.

         The securities offered pursuant to the Contracts are offered on a continuous basis.


                               ANNUITY PAYMENTS

                            A. GENDER OF ANNUITANT

      When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

      However, there will be no differences between males and females in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

                B. MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

      If the age or sex of an Annuitant has been misstated to us, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we made any overpayments because of incorrect information about age or sex, or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the assumed interest rate used in the Contract's annuity tables.

               CHANGE OF INVESTMENT ADVISOR OR INVESTMENT POLICY

      Unless otherwise required by law or regulation, neither the investment advisor or manager to any Series nor any investment policy may be changed without the consent of AGL. If required, approval of or change of any investment objective will be filed with the insurance department of each state where a Contract has been delivered. The Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change that has been approved. You will be notified of any investment policy change prior to its implementation by Separate Account D if your comment or vote is required for such change.

                      PERFORMANCE DATA FOR THE DIVISIONS

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

      Each Division may advertise its average annual total return. The average annual total return for a Division for a specific period is found by first taking a hypothetical $1,000 investment in the Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of all recurring charges and fees applicable under the Contract to all Variable Accounts. Such charges and fees include the Mortality and Expense Risk Charge and the Administrative Expense Charge. Any premium taxes are not reflected. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage.

CUMULATIVE TOTAL RETURN CALCULATIONS

      Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any premium taxes. Cumulative total return quotations reflect changes in Accumulation Unit value and are calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing that as a percentage:

                                C = (ERV/P) - 1
Where:
     C =  cumulative  total return
     P =  a hypothetical initial investment of $1,000
   ERV = ending redeemable value is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

HYPOTHETICAL PERFORMANCE

      The tables below provide hypothetical performance information for certain of the available Divisions of Separate Account D based on the actual historical performance of the corresponding Series in which each of these Divisions invests. This information reflects all actual charges and deductions of these Series and all Separate Account charges and deductions, except any premium taxes, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these Series for all the periods indicated.


             Hypothetical Historical Average Annual Total Returns
                          (Through December 31, 1996)
                                                                                       Since
                                                                                       Series
 Investment Division                    One Year      Five Years      Ten Years       Inception*
 -------------------                    --------      ----------      ---------       ----------
Wright International Blue Chip           16.62%          N/A             N/A             5.07%
Wright Selected Blue Chip                21.99%          N/A             N/A            12.61%
Money Market                              4.32%          3.37%           4.85%


               Hypothetical Historical Cumulative Total Returns
                          (Through December 31, 1996)
                                                                                       Since
                                                                                       Series
 Investment Division                    One Year      Five Years      Ten Years       Inception*
 -------------------                    --------      ----------      ---------       ----------
Wright International Blue Chip           16.62%          N/A             N/A             15.94%
Wright Selected Blue Chip                21.99%          N/A             N/A             42.61%
Money Market                              4.32%          18.02%          60.57%

    Hypothetical Historical Growth of a $1,000 Investment in the Divisions
                          (Through December 31, 1996)
                                                                                       Since
                                                                                       Series
 Investment Division                    One Year      Five Years      Ten Years       Inception*
 -------------------                    --------      ----------      ---------       ----------
Wright International Blue Chip           $1,166          N/A             N/A             $1,159
Wright Selected Blue Chip                $1,220          N/A             N/A             $1,426
Money Market                             $1,043          $1,180          $1,606

--------------------------
* The inception dates for each Series listed above funding the Divisions are: Wright International Blue Chip - January 5, 1994; Wright Selected Blue Chip - January 5, 1994; and the Money Market - January 16, 1986.

MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

The Money Market Division's yield is computed in accordance with a method prescribed by the SEC. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period to obtain the base period return; the base period return is then multiplied by the fraction 365/7 to obtain the current yield figure, which is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio are not included in the calculation. The Money Market Division's hypothetical historical yield for the seven day period ended December 31, 1996 was 3.50%.

The Money Market Division's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period
                -1
return  +1)365/7.   The  Money  Market  Division's  hypothetical  historical
effective yield for the seven day period ended December 31, 1996 was 3.56%.

Yield and effective yield do not reflect the deduction of premium taxes that may be imposed upon the redemption of Accumulation Units.

PERFORMANCE COMPARISONS

The performance of each or all of the available Divisions of Separate Account D may be compared in advertisements and sales literature to the performance of other variable annuity contracts issuers in general or to the performance of particular types of variable annuity contracts investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of Separate Account D. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDSR") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDSR rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDSR rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDSR prepares risk adjusted rankings, which consider the effects of market risk on total return performance.

In addition, each Division's performance may be compared in advertisements and sales literature to the following benchmarks: (1) the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading
domestic   companies  that   represents   approximately   80%  of  the  market
capitalization  of  the  United  States  equity  market;  (2)  the  Dow  Jones
Industrial Average, an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market; (3) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally is considered to be a measure of inflation;
(4) the Lehman Brothers Government and Domestic Strategic Income Index, the Salomon Brothers High Grade Domestic Strategic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and (5) the Morgan Stanley Capital International Europe Australia Far East Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.


                      EFFECT OF TAX-DEFERRED ACCUMULATION

      The Contracts qualify for tax-deferred treatment on earnings. This tax-deferred treatment increases the amount available for accumulation by deferring taxes on any earnings until the earnings are withdrawn. The longer the taxes are deferred, the more the accumulation potential effectively grows over the term of the Contracts.

      The hypothetical tables set out below illustrate this potential. The tables compare accumulations based on a single initial purchase payment of $100,000 compounded annually under (1) a Contract, under which earnings are not taxed until withdrawn in connection with a full surrender, partial withdrawal, or annuitization, or termination due to insufficient Account Value ("withdrawal of earnings") and (2) an investment under which earnings are taxed on a current basis ("Taxable Investment"), based on an assumed tax rate of 28%, and the assumed earning rates specified.

                                    5 YEARS          10 YEARS         20 YEARS
                                    -------          --------         --------
                                               (7.50% earnings rate)
Contract                            $143,563         $206,103         $424,785
Contract (after Taxes)              $131,365         $176,394         $333,845
Taxable Investment                  $130,078         $169,202         $286,294

                                              (10.00% earnings rate)
Contract                            $161,051         $259,374         $672,750
Contract (after Taxes)              $143,957         $214,749         $512,380
Taxable Investment                  $141,571         $200,423         $401,694

      The hypothetical tables do not reflect any fees or charges imposed under a Contract or Taxable Investment. However, the Contracts impose a Mortality and Expense Risk Charge of 0.62% and an Administrative Expense Charge of 0.04%. A Taxable Investment could incur comparable fees or charges.1 Fees and charges would reduce the return from a Contract or Taxable Investment.

      Under the Contracts, a withdrawal of earnings is subject to tax, and may be subject to an additional 10% penalty before age 59 1/2.

      These tables are only illustrations of the effect of tax-deferred accumulations and are not a guarantee of future performance.

                             FINANCIAL STATEMENTS


      Separate Account D has a total of 56 Divisions as of the date of this Statement. The 13 Divisions which are available under the Contracts that are the subject of this Statement are not included in the December 31, 1997, financial statements for Separate Account D, because none were available under any contracts related to Separate Account D as of December 31, 1997. Therefore, there are no financial statements for Separate Account D included in this Statement.


      The financial statements of AGL that are included in this Statement should be considered primarily as bearing on the ability of AGL to meet its obligations under the Contracts.

                                   INDEX TO
                             FINANCIAL STATEMENTS

                                                                      Page No.
                                                                      --------
 Consolidated Financial Statements American General Life
   Insurance Company
 Report of Ernst & Young LLP, Independent Auditors......................  10

 Consolidated Balance Sheets............................................  11

 Consolidated Income Statements.........................................  13

 Consolidated Statements of Shareholders' Equity........................  14

 Consolidated Statements of Cash Flows..................................  15

 Notes to Consolidated Financial Statements.............................  16

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007


                        Report of Independent Auditors


Board of Directors and Stockholders
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1997 and , and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1997 and , and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ERNST & YOUNG LLP

February 23, 1998


      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                          Consolidated Balance Sheets

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)
ASSETS
Investments:
   Fixed maturity securities, at fair value (amortized cost -
     $26,131,207 in 1997 and $24,762,134 in 1996)                      $ 27,386,715       $ 25,395,381
   Equity securities, at fair value (cost - $19,208 in 1997
        and $17,642 in 1996)                                                 21,114             20,555
   Mortgage loans on real estate                                          1,659,921          1,707,843
   Policy loans                                                           1,093,694          1,006,137
   Investment real estate                                                   129,364            145,442
   Other long-term investments                                               55,118             43,344
   Short-term investments                                                   100,061             94,882
                                                                       ---------------------------------
Total investments                                                        30,445,987         28,413,584

Cash                                                                         99,284             33,550
Investment in Parent Company (cost - $8,597 in 1997
  and 1996)                                                                  37,823             28,597
Indebtedness from affiliates                                                 96,519             86,488
Accrued investment income                                                   433,111            392,058
Accounts receivable                                                         208,209            170,457
Deferred policy acquisition costs                                           835,031          1,042,783
Property and equipment                                                       33,827             35,414
Other assets                                                                132,659            134,289
Assets held in separate accounts                                         11,242,270          7,727,189
                                                                       ---------------------------------
Total assets                                                           $ 43,564,720       $ 38,064,409
                                                                       =================================

SEE ACCOMPANYING NOTES.

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Future policy benefits                                              $ 27,849,893       $ 26,558,538
   Other policy claims and benefits payable                                  42,677             41,679
   Other policyholders' funds                                               398,314            376,675
   Federal income taxes                                                     543,379            402,361
   Indebtedness to affiliates                                                 4,712              3,376
   Other liabilities                                                        421,861            325,630
   Liabilities related to separate accounts                              11,242,270          7,727,189
                                                                       ---------------------------------
Total liabilities                                                        40,503,106         35,435,448

Shareholders' equity:
   Common stock, $10 par value, 600,000 shares authorized,
     issued, and outstanding                                                  6,000              6,000
   Preferred stock, $100 par value, 8,500 shares authorized,
     issued, and outstanding                                                    850                850
   Additional paid-in capital                                             1,184,743            933,342
   Net unrealized investment gains                                          427,526            219,151
   Retained earnings                                                      1,442,495          1,469,618
                                                                       ---------------------------------
Total shareholders' equity                                                3,061,614          2,628,961

                                                                       ---------------------------------
    Total liabilities and shareholders'                                $ 43,564,720       $ 38,064,409
    equity                                                             =================================

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                        Consolidated Income Statements


                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                   ---------------------------------------------
                                                                      (IN THOUSANDS)

Revenues:
Revenues:
   Premiums and other considerations               $   428,721     $   382,923     $   342,420
   Net investment income                             2,198,623       2,095,072       2,011,088
   Net realized investment gains (losses)               29,865          28,502          (1,942)
   Other                                                53,370          41,968          27,172
                                                   ---------------------------------------------
Total revenues                                       2,710,579       2,548,465       2,378,738

Benefits and expenses:
   Benefits                                          1,757,504       1,689,011       1,641,206
   Operating costs and expenses                        379,012         347,369         309,110
   Interest expense                                        782             830           2,180
                                                   ---------------------------------------------
    Total benefits and expenses                      2,137,298       2,037,210       1,952,496
                                                   ---------------------------------------------
Income before income tax expense                       573,281         511,255         426,242

    Income tax expense                                 198,724         176,660         143,947
                                                   ---------------------------------------------
    Net income                                     $   374,557     $   334,595     $   282,295
                                                   =============================================


SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                Consolidated Statements of Shareholders' Equity


                                                              YEAR ENDED DECEMBER 31
                                                        1997            1996           1995
                                                   --------------------------------------------
                                                                      (IN THOUSANDS)

Common stock:
   Balance at beginning of year                    $     6,000     $     6,000     $     6,000
   Change during year                                        -               -               -
                                                   --------------------------------------------
Balance at end of year                                   6,000           6,000           6,000

Preferred stock:
   Balance at beginning of year                            850             850               -
   Change during year                                        -               -             850
                                                   --------------------------------------------
Balance at end of year                                     850             850             850


Additional paid-in capital:
   Balance at beginning of year                        933,342         858,075         850,358
   Capital contribution from Parent Company            250,000          75,000               -
                                                   --------------------------------------------
   Other changes during year                             1,401             267           7,717
                                                   --------------------------------------------
Balance at end of year                               1,184,743         933,342         858,075


Net unrealized investment gains (losses):
   Balance at beginning of year                        219,151         493,594        (730,900)
   Change during year                                  208,375        (274,443)      1,224,494
                                                   --------------------------------------------
Balance at end of year                                 427,526         219,151         493,594

Retained earnings:
   Balance at beginning of year                      1,469,618       1,324,703       1,249,109
   Net income                                          374,557         334,595         282,295
   Dividends paid                                     (401,680)       (189,680)       (206,701)
                                                   --------------------------------------------
Balance at end of year                               1,442,495       1,469,618       1,324,703
                                                   --------------------------------------------
    Total shareholders' equity                     $ 3,061,614     $ 2,628,961     $ 2,683,222
                                                   =============================================


SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows


                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)

OPERATING ACTIVITIES
Net income                                          $    374,557     $    334,595     $    282,295
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
    Change in accounts receivable                        (37,752)           3,846          (18,654)
    Change in future policy benefits and other
      policy claims                                   (1,143,736)        (543,193)         (70,383)
    Amortization of policy acquisition costs             115,467          102,189           68,295
    Policy acquisition costs deferred                   (219,339)        (188,001)        (203,607)
    Change in other policyholders' funds                  21,639           63,174          (69,126)
    Provision for deferred income tax expense             13,264           12,388           (9,773)
    Depreciation                                          16,893           16,993           18,119
    Amortization                                         (28,276)         (30,758)         (35,825)
    Change in indebtedness to/from affiliates             (8,695)           4,432            7,596
    Change in amounts payable to brokers                  31,769          (25,260)          30,964
    Net (gain) loss on sale of investments               (29,865)         (28,502)           1,942
    Other, net                                            30,409           32,111           46,863
                                                    -----------------------------------------------
Net cash (used in) provided by operating activities     (863,665)        (378,286)         181,006


INVESTING ACTIVITIES
Purchases of investments and loans made              (29,638,861)     (27,245,453)     (14,573,323)
Sales or maturities of investments and receipts
  from repayment of loans                             28,300,238       25,889,422       12,528,185
Sales and purchases of property and equipment, net        (9,230)          (8,057)         (12,114)
                                                    -----------------------------------------------
Net cash used in investing activities                 (1,347,853)      (1,364,088)      (2,057,252)


FINANCING ACTIVITIES
Policyholder account deposits                          4,187,191        3,593,380        3,372,522
Policyholder account withdrawals                      (1,759,660)      (1,746,987)      (1,258,560)
Dividends paid                                          (401,680)        (189,680)        (206,701)
Capital contribution from Parent                         250,000           75,000                -
Other                                                      1,401              267               67
                                                    -----------------------------------------------
Net cash provided by financing activities              2,277,252        1,731,980        1,907,328
                                                    -----------------------------------------------
Increase (decrease) in cash                               65,734          (10,394)          31,082
Cash at beginning of year                                 33,550           43,944           12,862
Cash at end of year                                 $     99,284     $     33,550     $     43,944
                                                    ===============================================

Interest paid amounted to approximately $1,004,000, $1,080,000, and $1,933,000 in 1997, 1996, and 1995, respectively.

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                               DECEMBER 31, 1997


NATURE OF OPERATIONS

AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York (AGNY) and The Variable Annuity Life Insurance Company (VALIC).

The Company offers a complete portfolio of the standard forms of universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products is sold through its broker/dealer, American General Securities, Inc. The Company serves the estate planning needs of middle- and upper-income households and the insurance needs of small-to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1.    ACCOUNTING POLICIES

1.1   PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly owned life insurance subsidiaries, AGNY and VALIC. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2   STATUTORY ACCOUNTING

The Company and its wholly owned life insurance  subsidiaries  are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1997.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                         1997            1996           1995
                                                    -----------------------------------------------
Net income:
   Statutory net income (1997 balance is
      unaudited)                                    $    327,813     $    284,070     $    197,769
   Deferred policy acquisition costs                     103,872           85,812          135,312
   Deferred income taxes                                 (13,264)         (12,388)           9,773
   Adjustments to policy reserves                        (30,162)         (19,954)         (77,591)
   Goodwill amortization                                  (2,067)          (2,169)          (2,195)
   Net realized gain on investments                       20,139           14,140           22,874
   Gain on sale of subsidiary                                  -                -              661
   Other, net                                            (31,774)         (14,916)          (4,308)
                                                    -----------------------------------------------
GAAP net income                                     $    374,557     $    334,595     $    282,295
                                                    ===============================================


Shareholders' equity:
   Statutory capital and surplus (1997 balance
      is unaudited)                                 $  1,636,327     $  1,441,768     $  1,298,323
   Deferred policy acquisition costs                     835,031        1,042,783          605,501
   Deferred income taxes                                (535,703)        (410,007)        (549,663)
   Adjustments to policy reserves                       (319,680)        (297,434)        (311,065)
   Acquisition-related goodwill                           51,424           55,626           57,795
   Asset valuation reserve ("AVR")                       255,975          291,205          263,295
   Interest maintenance reserve ("IMR")                    9,596               63            3,114
   Investment valuation differences                    1,272,339          643,289        1,417,775
   Benefit plans, pretax                                   6,103            6,749            6,023
   Surplus from separate accounts                       (150,928)        (106,026)         (76,645)
   Other, net                                              1,130          (39,055)         (31,231)
                                                    -----------------------------------------------
Total GAAP shareholders' equity                     $  3,061,614     $  2,628,961     $  2,683,222
                                                    ================================================

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred federal income taxes are provided for significant timing differences between income reported for financial reporting purposes and income reported for federal income tax purposes; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3   INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.4   INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are currently classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all nonperforming loans, consisting of loans restructured or delinquent 60-days or more, and loans for which management has a concern based on its assessment of risk factors, such as potential nonpayment or nonmonetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Impaired loans, those for which the Company determines it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balances adjusted periodically for uncollectible amounts.

INVESTMENT REAL ESTATE

Investment real estate consists of income-producing real estate, foreclosed real estate, and the American General Center, an office complex in Houston. The Company classifies all investment real estate, except the American General Center, as available-for-sale. Real estate available-for-sale is carried at the lower of cost less accumulated depreciation, if applicable, or fair value less costs to sell. Changes in estimates of fair value less costs to sell are recognized as realized gains (losses) through a valuation allowance.

Real estate held-for-investment is carried at cost less accumulated depreciation and impairment reserves and write-downs, if applicable. Impairment losses are recorded whenever circumstances indicate that a property might be impaired and the estimated undiscounted future cash flows of the property are less than the carrying amount. In such event, the property is written down to fair value, determined by market prices, third-party appraisals, or expected future cash flows discounted at market rates. Any write-down is recognized as a realized loss, and a new cost basis is established.

INVESTMENT INCOME

Interest on fixed maturity securities, performing and restructured mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on impaired mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS (LOSSES)

Realized    investment    gains    (losses)   are    recognized    using   the
specific-identification   method  and  include   declines  in  fair  value  of
investments below cost that are considered to be other than temporary.

1.5 SEPARATE ACCOUNTS

Separate accounts are assets and liabilities associated with certain contracts, principally annuities; the investment risk lies solely with the contract holder rather than the Company. Consequently, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6   DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including agents' commissions, underwriting and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life insurance contracts, insurance investment contracts, and participating life insurance contracts, to the extent recoverable from expected future gross profits, is deferred and amortized generally in proportion to the present value of expected future gross profits from surrender charges and investment, mortality, and expense margins. Expected future gross profits are adjusted to include the impact of realized and unrealized gains (losses) as if net unrealized investment gains (losses) had been realized at the balance sheet date. The impact of this adjustment is included in the net unrealized gains (losses) on securities within shareholders' equity. DPAC associated with all other insurance contracts, to the extent recoverable from future policy revenues, is amortized over the premium-paying period of the related contracts using assumptions that are consistent with those used in computing policy benefit reserves.

The Company reviews the carrying value of DPAC on at least an annual basis. In determining whether the carrying amount is appropriate, the Company considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, the Company considers expected mortality, interest earned and credited rates, persistency, and expenses.

1.7   PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due. When the revenue is recorded, an estimate of the cost of the related benefit is recorded in the future policy benefits account on the consolidated balance sheet. Also, this cost is recorded in the consolidated statement of income as a benefit in the current year and in all future years during which the policy is expected to be renewed.

1.8   OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value.

1.9   DEPRECIATION

Provision for depreciation of American General Center, data processing equipment, and furniture and fixtures is computed on the straight-line method over the estimated useful lives of the assets.

1.10  POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. In establishing reserves for limited payment and other long-duration contracts, an estimate is made of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, and payment of an endowment. Reserves for traditional insurance products are determined using the net level premium method. Based on past experience, consideration is given to expected policyholder deaths, policy lapses, surrenders, and terminations. Consideration is also given to the possibility that the Company's experience with policyholders will be worse than expected. Interest assumptions used to compute reserves ranged from 2.0% to 13.5% at December 31, 1997.

The claims reserves are determined using case-basis evaluation and statistical analyses and represent estimates of the ultimate net cost of unpaid claims. These estimates are reviewed; and as adjustments become necessary, such adjustments are reflected in current operations. Since these reserves are based on estimates, the ultimate settlement of claims may vary from the amounts included in the accompanying financial statements. Although it is not possible to measure the degree of variability inherent in such estimates, management believes claim reserves are reasonable.

 1.11 REINSURANCE

The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. Ceded reinsurance becomes a liability of the reinsurer assuming the risk. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. If a reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

Benefits paid and future policy benefits related to ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.12  PARTICIPATING POLICY CONTRACTS

Participating life insurance contracts contain dividend payment provisions that entitle the policyholder to participate in the earnings of the contracts. Participating life insurance contracts accounted for 2.22% and 2.47% of life insurance in force at December 31, 1997 and 1996, respectively. Such business is accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 120.

1.13  INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/non-life consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

Income taxes are provided for in accordance with SFAS No. 109. Under this standard, deferred tax assets and liabilities are calculated using the differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rate. The effect of a tax rate change is recognized in income in the period of enactment. Under SFAS No. 109, state income taxes are included in income tax expense.

1.14  NEW ACCOUNTING STANDARD NOT YET ADOPTED

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, the Company must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact the Company's consolidated results of operations or financial position.

2.    INVESTMENTS

2.1   INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Investment income:
   Fixed maturities                                 $  1,966,528     $  1,846,549     $  1,759,358
   Equity securities                                       1,067            1,842            6,773
   Mortgage loans on real estate                         157,035          175,833          185,022
   Investment real estate                                 22,157           22,752           16,397
   Policy loans                                           62,939           58,211           52,939
   Other long-term investments                             3,135            2,328            1,996
   Short-term investments                                  8,626            9,280            6,234
   Investment income from affiliates                      11,094           11,502           12,570
                                                    -----------------------------------------------
Gross investment income                                2,232,581        2,128,297        2,041,289
Investment expenses                                       33,958           33,225           30,201
                                                    -----------------------------------------------
Net investment income                               $  2,198,623     $  2,095,072     $  2,011,088
                                                    ===============================================


The carrying value of investments that have produced no investment income during 1997 was less than 1% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

2.2   NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Fixed maturities:
   Gross gains                                      $     42,966     $     46,498     $     38,657
   Gross losses                                          (34,456)         (47,29           (41,022)
                                                    -----------------------------------------------
Total fixed maturities                                     8,510             (795)          (2,365)
Equity securities                                          1,971           18,304            9,710
Other investments                                         19,384           10,993           (9,287)
                                                    -----------------------------------------------
Net realized investment gains (losses)
  before tax                                              29,865           28,502           (1,942)
Income tax expense                                        10,452            9,976              547
                                                    -----------------------------------------------
Net realized investment gains (losses)
    after tax                                       $     19,413     $     18,526     $     (2,489)
                                                    ================================================

2.3   FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1997 and 1996 were as follows:

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1997
Fixed maturity securities:
   Corporate securities:
      Investment-grade                     $ 17,913,942       $   906,235       $     17,551     $ 18,802,626
      Below investment-grade                    950,438            34,290              4,032          980,696
                                           -------------------------------------------------------------------
   Mortgage-backed securities*                6,614,704            278,143             4,260        6,888,587
   U.S. government obligations                  289,406             46,529                74          335,861
   Foreign governments                          318,212             18,076             3,534          332,754
   State and political subdivisions              44,505              1,686                 -           46,191
                                           -------------------------------------------------------------------
   Total fixed maturity securities         $ 26,131,207       $  1,284,959      $     29,451     $ 27,386,715
                                           ===================================================================

   Equity securities                       $     19,208       $      2,145      $        239     $     21,114
                                           ===================================================================

   Investment in Parent Company            $      8,597       $     29,226      $          -     $     37,823
                                           ===================================================================

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1996
Fixed maturity securities:
   Corporate securities:
      Investment grade                     $ 15,639,170       $    528,602      $     90,379     $ 16,077,393
      Below investment grade                    898,187             29,384             5,999          921,572
   Mortgage-backed securities*                7,547,616            186,743            54,543        7,679,816
   U.S. government obligations                  313,759             26,597             1,050          339,306
   Foreign governments                          313,655             13,255               248          326,662
   State and political subdivisions              48,553              1,003               226           49,330
   Redeemable preferred stocks                    1,194                108                 -            1,302
                                           -------------------------------------------------------------------
Total fixed maturity securities            $ 24,762,134       $    785,692      $    152,445     $ 25,395,381
                                           ===================================================================

Equity securities                          $     17,642       $      3,021      $        108     $     20,555
                                           ===================================================================

Investment in Parent Company               $      8,597       $     20,000      $          -     $     28,597
                                           ===================================================================

*     Primarily  include  pass-through  securities  guaranteed by and mortgage
      obligations   ("CMOs")   collateralized  by  the  U.S.   government  and
      government agencies.

Net unrealized gains (losses) on securities included in shareholders' equity at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                  (IN THOUSANDS)
Gross unrealized gains                                                   $  1,316,330     $    808,713
Gross unrealized losses                                                       (29,690)        (152,553)
DPAC and other fair value adjustments                                        (621,867)        (315,117)
Deferred federal income taxes                                                (237,247)        (121,892)
                                                                       ------------------------------------
Net unrealized gains on securities                                       $    427,526          219,151
                                                                       ====================================

The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                                                           AMORTIZED             FAIR
                                                                             COST                VALUE
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Fixed maturity securities, excluding mortgage-backed securities:
    Due in one year or less                                              $    205,719     $    207,364
    Due after one year through five years                                   5,008,933        5,216,174
    Due after five years through ten years                                  9,163,681        9,604,447
    Due after ten years                                                     5,138,169        5,470,143
Mortgage-backed securities                                                  6,614,705        6,888,587
                                                                       ------------------------------------
Total fixed maturity securities                                          $ 26,131,207     $ 27,386,715
                                                                       ====================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $14.8 billion, $16.2 billion, and $7.3 billion during 1997, 1996, and 1995, respectively.

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at DECEMBER 31, 1997 and :

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1997
Geographic distribution:
   South Atlantic                                   $   456             27.5%               1.8%
   Pacific                                              340             20.5               14.4
   Mid-Atlantic                                         288             17.3                  -
   East North Central                                   186             11.2                  -
   Mountain                                             151              9.1                2.7
   West South Central                                   132              7.9                 .1
   East South Central                                    94              5.7                  -
   West North Central                                    19              1.1                  -
   New England                                           17              1.1                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660            100.0%               3.6%
                                                 ===============================


Property type:
   Office                                           $   622             37.5%               4.6%
   Retail                                               463             27.9                3.0
   Industrial                                           324             19.5                1.8
   Apartments                                           223             13.4                6.1
   Hotel/motel                                           40              2.4                  -
   Other                                                 11               .7                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660             100.0%              3.6%
                                                 ===============================

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1996
Geographic distribution:
   South Atlantic                                   $   522             30.6%               8.1%
   Pacific                                              407             23.8                8.1
   Mid-Atlantic                                         231             13.5                  -
   East North Central                                   168              9.8                  -
   Mountain                                             153              9.0                2.8
   West South Central                                   141              8.2                5.3
   East South Central                                   109              6.4                  -
   West North Central                                    13              0.8                  -
   New England                                           13              0.8                  -
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708            100.0%               5.0%
                                                 ===============================


Property type:
   Office                                           $   590             34.5%                 -%
   Retail                                               502             29.4                2.5
   Industrial                                           304             17.8                6.0
   Apartments                                           264             15.5                8.3
   Hotel/motel                                           54              3.2                  -
   Other                                                 43              2.5               78.8
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708          100.0%                 5.0%
                                                 ===============================

Impaired mortgage loans on real estate and related interest income were as follows:

                                                               DECEMBER 31
                                                         1997              1996
                                                   ------------------------------------
                                                              (IN MILLIONS)
Impaired loans:
   With allowance*                                       $   35           $   60
   Without allowance                                          -                -
                                                   ------------------------------------
Total impaired loans                                     $   35           $   60
                                                   ====================================

* Represents gross amounts before allowance for mortgage loan losses of $10 million and $9 million, respectively.


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN MILLIONS)

Average investment                          $   48            $   72           $  102
Interest income earned                      $    3            $    6           $    8
Interest income -- cash basis               $    -            $    6           $    8

2.5    INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                                             December 31, 1997
                                                           -----------------------------------------------------
                                                                                   FAIR              CARRYING
                                                                  COST             VALUE              AMOUNT
                                                           -----------------------------------------------------
                                                                              (IN THOUSANDS)
Fixed maturities:
   Bonds:
      United States government and government
       agencies and authorities                                 $    289,406       $    335,861    $    335,861
      States, municipalities, and political
       subdivisions                                                   44,505             46,191          46,191
      Foreign governments                                            318,212            332,754         332,754
      Public utilities                                             1,848,546          1,952,724       1,952,724
      Mortgage-backed securities                                   6,614,704          6,888,587       6,888,587
      All other corporate bonds                                   17,015,834         17,830,598      17,830,598
                                                           -----------------------------------------------------
Total fixed maturities                                            26,131,207         27,386,715      27,386,715

Equity securities:
   Common stocks:
       Industrial, miscellaneous, and other                            5,604              5,785           5,785
   Nonredeemable preferred stocks                                     13,604             15,329          15,329
                                                           -----------------------------------------------------
Total equity securities                                               19,208             21,114          21,114
Mortgage loans on real estate*                                     1,659,921                xxx       1,659,921
Investment real estate                                               129,364                xxx         129,364
Policy loans                                                       1,093,694                xxx       1,093,694
Other long-term investments                                           55,118                xxx          55,118
Short-term investments                                               100,061                xxx         100,061
                                                           -----------------------------------------------------
Total investments                                               $ 29,188,573       $        xxx    $ 30,445,987
                                                           =====================================================

*     Amount is net of a $23 million allowance for losses.

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at DECEMBER 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN THOUSANDS)
Balance at January 1                        $ 1,042,783       $    605,501     $ 1,479,115
   Capitalization                               219,339            188,001         203,607
   Amortization                                (115,467)          (102,189)        (68,295)
   Change in the effect of SFAS No. 115        (311,624)           351,470      (1,008,926)
                                       ------------------------------------------------------
Balance at December 31                      $   835,031       $  1,042,783     $   605,501
                                       ======================================================


 4. OTHER ASSETS

Other assets consisted of the following:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Goodwill                                                                  $     51,424     $    55,626
Other                                                                           81,235          78,663
                                                                       ------------------------------------
Total other assets                                                        $    132,659     $   134,289
                                                                       ====================================

5.    FEDERAL INCOME TAXES

5.1   TAX LIABILITIES

Income tax liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Current tax (receivable) payable                                          $     7,676      $    (7,646)
Deferred tax liabilities, applicable to:
   Net income                                                                 298,456          288,115
   Net unrealized investment gains                                            237,247          121,892
                                                                       ------------------------------------
Total deferred tax liabilities                                                535,703          410,007
                                                                       ------------------------------------
Total current and deferred tax liabilities                                $   543,379      $   402,361
                                                                       ====================================


Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                                      $  226,653       $  308,802
   Basis differential of investments                                         486,194          254,402
                                                                       ------------------------------------
    Other                                                                    139,298          130,423
                                                                       ------------------------------------
Total deferred tax liabilities                                               852,145          693,627

Deferred tax assets applicable to:
   Policy reserves                                                          (232,539)        (219,677)
   Other                                                                     (83,903)         (63,943)
                                                                       ------------------------------------
Total deferred tax assets before valuation
 allowance                                                                  (316,442)        (283,620)
Valuation allowance                                                                -                -
                                                                       ------------------------------------
Total deferred tax assets, net of valuation
    allowance                                                               (316,442)        (283,620)
                                                                       ------------------------------------
Net deferred tax liabilities                                              $  535,703       $  410,007
                                                                       ====================================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $93.6 million at December 31, 1997. At current corporate rates, the maximum amount of tax on such income is approximately $32.8 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

5.2   TAX EXPENSE

Components of income tax expense for the year were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Current expense                                         $    185,460      $    164,272     $    153,720
Deferred expense (benefit):
   Deferred policy acquisition cost                           27,644            21,628           38,275
   Policy reserves                                           (27,496)          (27,460)         (49,177)
   Basis differential of investments                           3,769             4,129            3,710
   Other, net                                                  9,347            14,091           (2,581)
                                                     ------------------------------------------------------
Total deferred expense (benefit)                              13,264            12,388           (9,773)
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724       $   176,660      $    143,947
                                                     ======================================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Income tax at statutory percentage of GAAP
  pretax income                                         $    200,649      $    178,939     $    149,185
Tax-exempt investment income                                  (9,493)           (9,347)         (10,185)
Goodwill                                                         723               759              768
Tax on sale of subsidiary                                          -                 -             (661)
Other                                                          6,845             6,309            4,840
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724      $    176,660          143,947
                                                     ======================================================

5.3   TAXES PAID

Income taxes paid amounted to approximately $168 million, $182 million, and $90 million in 1997, 1996, and 1995, respectively.

5.4   TAX RETURN EXAMINATIONS

The Parent Company and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service has completed examinations of the Company's tax returns through 1988 and is currently examining tax returns for 1989 through 1996. In addition, the tax returns of companies recently acquired are also being examined. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not exceed amounts recorded in the consolidated financial statements.

6.    TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:


                                                 December 31, 1997                   December 31, 1996
                                        -----------------------------------------------------------------------
                                            PAR VALUE        BOOK VALUE        PAR VALUE        BOOK VALUE
                                        -----------------------------------------------------------------------
                                                                    (IN THOUSANDS)
American General Corporation,
   9 3/8%, due 2008                        $     4,725      $     3,288       $      4,725      $      3,239
American General Corporation,
   8 1/4%, due 2004                             17,125           32,953             19,572            19,572
American General Corporation,
   Restricted Subordinated Note,
   13 1/2%, due 2002                            31,494           31,494             33,550            33,550
                                        -----------------------------------------------------------------------
Total notes receivable from
   affiliates                                   53,344           67,735             57,847            56,361
Accounts receivable from affiliates                  -           28,784                  -            30,127
                                        -----------------------------------------------------------------------
Indebtedness from affiliates               $    53,344      $    96,519       $     57,847      $     86,488
                                        =======================================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment advisory services. The Company paid approximately $33,916,000, $22,083,000, and $21,006,000 for such services in 1997, 1996, and 1995, respectively. Accounts payable for such services at December 31, 1997 and were not material. In addition, the Company rents facilities and provides services to various American General companies. The Company received approximately $6,455,000, $1,255,000, and $2,086,000 for such services and rent in 1997, 1996, and 1995, respectively. Accounts receivable for rent and services at December 31, 1997 and were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, the Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

During 1996, the Company's residential mortgage loan portfolio of $42 million was sold to American General Finance at carrying value plus accrued interest.

7.     STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans, no expense is recognized, since the market price equals the exercise price at the measurement date.

Under an alternative accounting method, compensation expense arising from stock options would be measured at the estimated fair value of the options at the date of grant. Had compensation expense for the stock options been determined using this method, net income would have been as follows:


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Net income as reported                                  $    374,557      $     334,595    $     282,295
Net income pro forma                                         373,328            334,029          281,821


The average fair values of the options granted during 1997, 1996, and 1995 were $10.33, $7.07, and $6.93, respectively. The fair value of each option was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions used to estimate the fair value of the stock options were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
Dividend yield                                           3.0%              4.0%             4.0%
Expected volatility                                     22.0%             22.3%            23.0%
Risk-free interest rate                                  6.4%              6.2%             6.9%
Expected life                                           6 YEARS           6 years          6 years


8.    BENEFIT PLANS

8.1   PENSION PLANS

The Company has noncontributory, defined benefit pension plans covering most employees. Pension benefits are based on the participant's average monthly compensation and length of credited service offset by an amount that complies with federal regulations. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method for computing pension expense.

The components of pension expense and underlying assumptions were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost - benefits earned during period                 $  1,891          $  1,826         $  1,346
Interest cost on projected benefit obligation                   2,929             2,660            2,215
Actual return on plan assets                                  (15,617)           (9,087)         (10,178)
Amortization of unrecognized net asset                              -              (261)            (888)
Amortization of unrecognized prior service cost                   195               197              197
Deferral of net asset gain                                     10,148             4,060            5,724
Amortization of gain                                                -                68               38
                                                     ------------------------------------------------------
Total pension income                                         $   (454)        $    (537)        $ (1,546)
                                                     ======================================================


Assumptions:
 Weighted average discount rate on benefit
   obligation                                                    7.25%             7.50%            7.25%
 Rate of increase in compensation levels                         4.00%             4.00%            4.00%
 Expected long-term rate of return on plan assets               10.00%            10.00%           10.00%

The funded status of the plans and the prepaid pension expenses included in other assets at DECEMBER 31 were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
    Vested                                                                $  32,926        $  27,558
    Nonvested                                                                 3,465            4,000
    Additional minimum liability                                                  -              205
                                                                       ------------------------------------
Accumulated benefit obligation                                               36,391           31,763
Effect of increase in compensation levels                                     7,002            5,831
                                                                       ------------------------------------
Projected benefit obligation                                                 43,393           37,594
Plan assets at fair value                                                    80,102           65,159
                                                                       ------------------------------------
Plan assets in excess of projected benefit obligation                        36,709           27,565
Unrecognized net gain                                                       (23,548)         (15,881)
Unrecognized prior service cost                                                  78              274
                                                                       ------------------------------------
Prepaid pension expense                                                   $  13,239        $  11,958
                                                                       ====================================

More than 85% of the plan assets were invested in fixed maturity and equity securities at the plan's most recent balance sheet date.

8.2   POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and its life insurance subsidiaries, together with certain other insurance subsidiaries of the Parent Company, have life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are fully insured. A portion of the retiree medical and dental plans are funded through a voluntary employees' beneficiary association ("VEBA") established in 1994; the remainder is unfunded and self-insured. All of the retiree medical and dental plans assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
   Retirees                                                               $  2,469         $  5,199
   Fully eligible active plan participants                                     259              251
   Other active plan participants                                            3,214            2,465
                                                                       ------------------------------------
Accumulated postretirement benefit obligation                                5,942            7,915
   Plan assets at fair value                                                   159              106
                                                                       ------------------------------------
Accumulated postretirement benefit obligation in excess
  of plan assets at fair value                                               5,783            7,809
Unrecognized net gain                                                       (1,950)            (243)
                                                                       ------------------------------------
Accrued postretirement benefit cost                                       $  3,833         $  7,566
                                                                       ====================================

Weighted-average discount rate on postretirement benefit
    obligation                                                                7.25%            7.50%

The components of postretirement benefit expense were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost-- benefits earned                          $  211            $   218          $  171
Interest cost on accumulated postretirement
 benefit obligation                                        390                626             638
                                                     ------------------------------------------------------
Postretirement benefit expense                          $  601            $   844          $  809
                                                     ======================================================

9.    DERIVATIVE FINANCIAL INSTRUMENTS

9.1   USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call swaptions). The Company accounts for its derivative financial instruments as hedges. Hedge accounting requires a high correlation between changes in fair values or cash flows or the derivative financial instruments and the specific items being hedged, both at inception and throughout the life of the hedge.

9.2   INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed-rate basis, or vice versa, and to hedge against the risk of rising prices on anticipated investment security purchases. Currency swap agreements are infrequently used to effectively convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates, and to hedge against currency rate fluctuations on anticipated investment security purchases.

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in shareholders' equity, consistent with the treatment of the related investment security. For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income. Average floating rates may change significantly, thereby affecting future cash flows.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                              (DOLLARS IN MILLIONS)
Interest rate swap agreements to pay fixed rate:
   Notional amount                                                           $ 15              $ 60
   Average receive rate                                                      6.74%             6.19%
   Average pay rate                                                          6.48%             6.42%
Interest rate swap agreements to receive fixed rate:
   Notional amount                                                           $144              $ 44
   Average receive rate                                                      6.89%             6.84%
   Average pay rate                                                          6.37%             6.01%
Currency swap agreements (receive U.S. dollars/pay Canadian
 dollars):
   Notional amount (in U.S. dollars)                                         $139              $ 99
   Average exchange rate                                                     1.50              1.57


9.3   CALL SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

Premiums paid to purchase call swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a call swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a call swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

During 1997, the Company purchased call swaptions which expire in 1998. These call swaptions had a notional amount of $1.35 billion and strike rates ranging from 4.5% to 5.5% at December 31, 1997. Should the strike rates remain below market rates, the call swaptions will expire and the Company's exposure would be limited to the premiums paid.

9.4   CREDIT AND MARKET RISK

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations and financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

Derivative financial instruments related to investment securities did not have a material effect on net investment income in 1997, 1996 or 1995.

10.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments. This standard excludes certain financial instruments and all nonfinancial instruments, including policyholder liabilities for life insurance contracts from its disclosure requirements. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

Carrying amounts and fair values for those financial instruments covered by SFAS 107 at DECEMBER 31, 1997 are presented below:

                                                                             FAIR            CARRYING
                                                                             VALUE            AMOUNT
                                                                       ------------------------------------
                                                                                  (IN MILLIONS)
Assets:
   Fixed maturity and equity securities *                                 $    27,408      $    27,408
Mortgage loans on real estate                                             $     1,702      $     1,660
Policy loans                                                              $     1,127      $     1,094
Investment in parent company                                              $        38      $        38
   Indebtedness from affiliates                                           $        97      $        97
   Liabilities:
Insurance investment contracts                                            $    24,011      $    24,497

* Includes derivative financial instruments with negative fair value of $4.2 million and $10.8 million and positive fair value of $7.2 million and $.6 million at December 31, 1997 and 1996, respectively.

The following methods and assumptions were used to estimate the fair values of financial instruments:

      FIXED MATURITY AND EQUITY SECURITIES

      Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

      MORTGAGE LOANS ON REAL ESTATE

      Fair value of mortgage loans was estimated primarily using discounted cash flows based on contractual maturities and risk-adjusted discount rates.

      POLICY LOANS

      Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

      INVESTMENT IN PARENT COMPANY

      The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

      INSURANCE INVESTMENT CONTRACTS

      Insurance investment contracts do not subject the Company to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered insurance investment contracts. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

      INDEBTEDNESS FROM AFFILIATES

      Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

11.   DIVIDENDS PAID

American General Life Insurance Company paid $402 million, $189 million, and $207 million in dividends on common stock to AGC Life Insurance Company in 1997, 1996, and 1995, respectively. The 1995 dividends included $701 thousand in the form of furniture and equipment. In addition, in 1996, the Company paid $680 thousand in dividends on preferred stock to Franklin.

12.   RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1997, approximately $2.6 billion of consolidated shareholders' equity represents net assets of the Company which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.0 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating, to life insurance pricing and sales practices, and a number of these lawsuits has resulted in substantial settlements. The Company is a defendant in such purported class action lawsuits, asserting claims related to pricing and sales practices. These claims are being defended vigorously by the Company. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Company nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

The Company is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1997 and , the Company has accrued $7.6 million and $16.1 million, respectively, for guaranty fund assessments, net of $4.3 million and $4.1 million, respectively, of premium tax deductions. The Company has recorded receivables of $9.7 million and $10.9 million at December 31, 1997 and 1996, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $2.1 million, $6.0 million, and $22.4 million in 1997, 1996, and 1995, respectively.

13.   REINSURANCE

Reinsurance transactions for the years ended December 31, 1997, 1996, and 1995 were as follows:

                                                                                                             PERCENTAGE
                                                       CEDED TO OTHER    ASSUMED FROM                         OF AMOUNT
                                      GROSS AMOUNT       COMPANIES      OTHER COMPANIES     NET AMOUNT      ASSUMED TO NET
                                    ----------------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
December 31, 1997
Life insurance in force               $   45,963,710   $   10,926,255      $  4,997       $   35,042,452          0.01%2
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      100,357   $       37,294      $     75       $       63,138          0.12%
   Accident and health insurance               1,208              172             -                1,036          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      101,565   $       37,466      $     75       $       64,174          0.12%
                                    =======================================================================

Premiums:
   Life insurance and annuities       $      104,225   $       34,451      $     36       $       69,810          0.05%
   Accident and health insurance               1,426               64             -                1,362          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,651   $       34,515      $     36       $       71,172          0.05%
                                    =======================================================================

December 31, 1995
Life insurance in force               $   44,637,599   $    7,189,493      $  5,771       $   37,453,877          0.02%
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      103,780   $       26,875      $    171       $       77,076          0.22%
   Accident and health insurance               1,510               82             -                1,428          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,290   $       26,957      $    171       $       78,504          0.22%
                                    =======================================================================

Reinsurance recoverable on paid losses was approximately $2,278,000, $6,904,000, and $6,190,000 at December 31, 1997, 1996, and 1995, respectively.
Reinsurance recoverable on unpaid losses was approximately $3,210,000, $4,282,000, and $2,775,000 at December 31, 1997, 1996, and 1995, respectively.

14.   ACQUISITIONS

Effective  December  31,  1995,  the Company  purchased  Franklin  United Life
Insurance Company, a subsidiary of Franklin, which is a wholly owned subsidiary of the Parent Company. This purchase was effected through issuance of $8.5 million in preferred stock to Franklin. The acquisition was accounted for using the purchase method of accounting and is not material to the operations of the Company.

15.   YEAR 2000 CONTINGENCY (UNAUDITED)

Management has been engaged in a program to render the Company's computer systems (hardware and mainframe and personal applications software) Year 2000 compliant. The Company will incur internal staff costs as well as third-party vendor and other expenses to prepare the systems for Year 2000. The cost of testing and conversion of systems applications has not had, and is not expected to have, a material adverse effect on the Company's results of operations or financial condition. However, risks and uncertainties exist in most significant systems development projects. If conversion of the Company's systems is not completed on a timely basis, due to nonperformance by third-party vendors or other unforeseen circumstances, the Year 2000 problem could have a material adverse impact on the operations of the Company.

                                    PART C

                               OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements

                  PART A:   None

                  PART B:


                  (1)  Consolidated   Financial  Statements  of  American
                         General Life Insurance Company:
                            Report of Ernst & Young LLP, Independent Auditors Consolidated Balance Sheets as of December 31,
                              1997 and 1996
                            Consolidated Income Statements for the years ended
                             December 31, 1997, 1996 and 1995
                            Consolidated  Statements of  Shareholders'  Equity
                              for the years ended December 31, 1997,  1996 and
                              1995
                            Consolidated  Statements  of  Cash  Flows  for the
                              years ended December 31, 1997, 1996 and 1995
                            Notes to Consolidated Financial Statements


            (b)   Exhibits

                  (10) Consent of Independent Auditors

                                 EXHIBIT INDEX



(10)  Consent of Independent Auditors

                                  SIGNATURES


      As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account D, certifies that it meets the requirements of Securities Act Rule 485(b), for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Houston and State of Texas on this 23rd day of March, 1998.


                                       AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY SEPARATE ACCOUNT D
                                                (Registrant)

                                       BY: AMERICAN GENERAL LIFE
                                             INSURANCE COMPANY
                                       (On behalf of the Registrant and itself)


                                       BY: /s/ROBERT F. HERBERT, JR.
                                           -------------------------
                                           Robert F. Herbert, Jr.
                                           Senior Vice President

ATTEST: /s/STEVEN A. GLOVER
        -------------------
        Steven A. Glover
        Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                            TITLE
 RODNEY O. MARTIN, JR.*
 --------------------------                  Principal Executive Officer
 (Rodney O. Martin, Jr.)

 ROBERT F. HERBERT, JR.*
 --------------------------                  Principal Financial and Accounting Officer
(Robert (F. Herbert, Jr.)


      Directors
      ---------

 JAMES S. D' AGOSTINO, JR.*                  JOHN V. LaGRASSE*
 --------------------------                  --------------------------
 (James S. D' Agostino, Jr.)                 (John V. LaGrasse)

 DAVID A. FRAVEL*                            RODNEY O. MARTIN, JR.*
 --------------------------                  --------------------------
 (David A. Fravel)                           (Rodney O. Martin, Jr.)

 ROBERT F. HERBERT, JR.*                     JON P. NEWTON*
 --------------------------                  --------------------------
 (Robert F. Herbert, Jr.)                    (Jon P. Newton)

 ROYCE G. IMHOFF, II*                        PHILIP K. POLKINGHORN*
 --------------------------                  --------------------------
 (Royce G. Imoff, II)                        (Philip K. Polkinghorn)

                                             PETER V. TUTERS*
                                             --------------------------
                                             (Peter V. Tuters)


 /s/STEVEN A. GLOVER
 -------------------
*By:  Steven A. Glover, Attorney-in-Fact     March 23, 1998